                                                                   Exhibit 10.1


                   FIRST AMENDMENT TO THE PAYLESS CASHWAYS, INC.
                          SUPPLEMENTAL DEATH BENEFIT PLAN

     FIRST AMENDMENT, dated as of June 16 , 1994, (the "First Amendment") to The Payless Cashways, Inc. Supplemental Death Benefit Plan, effective as of January 1, 1988 (the "Plan").

     WHEREAS, Payless Cashways, Inc. (the "Company") established the Plan for the purpose of providing certain death benefits to eligible employees in addition to those available pursuant to the Company's then existing death benefits plan and in recognition of the contribution to the Company by eligible employees; and

     WHEREAS, the Company desires to amend the Plan in order to allow for the transfer of interests under the Plan;

     NOW, THEREFORE, the Plan is amended as follows:

1. Section 5.6 of the Plan is hereby amended by deleting the Section in its entirety and substituting the following Section 5.6 therefor:

         "5.6  Transferability of Interests.  The interests of the Participants
               ----------------------------
    and beneficiaries under the Plan are not subject to the claims of creditors and may not be voluntarily or involuntarily transferred, assigned, alienated, or encumbered; provided, however, that upon the prior written notice to and approval by the Company, a Participant may transfer interests in the Plan. The interests of any transferee shall be subject to all terms and conditions of the Plan."

2. Except as expressly amended by this First Amendment, all the provisions of the Plan shall continue to remain in full force and effect in accordance with the terms thereof.

    IN WITNESS WHEREOF, PAYLESS CASHWAYS, INC. has caused this Instrument to be executed by its duly authorized officers on this 16th day of June, 1994, effective as of the 16th day of June, 1994.

      PAYLESS CASHWAYS, INC.


                                           By:  S/ E.J. Holland, Jr.
                                              --------------------------
                                                E. J. Holland, Jr.
                                                Senior Vice President-
                                                Human Resources
ATTEST:

s/ Linda J. French
- - - - - ---------------------------
Linda J. French, Secretary